EXHIBIT 99.1


Slide 1


           THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY
                        RECKSON ASSOCIATES REALTY CORP.





                        FOURTH QUARTER 2002 PRESENTATION
                         EARNINGS RESULTS AND OVERVIEW
                                 MARCH 5, 2003

Slide 2

SUMMARY OF HIGHLIGHTS

o Reported diluted FFO of $.59 per share for the fourth quarter of 2002 as compared to $.57 per share for the comparable 2001 period, representing a per share increase of 3.5%.

o Reported diluted FFO of $2.36 per share for the year ended December 31, 2002 as compared to $2.61 per share for the comparable 2001 period, representing a per share decrease of (9.6%).

o  Occupancy as of:              12/31/02            9/30/02       12/31/01
                                 --------            -------       --------
    Total:
         Overall Portfolio         95.4%              94.2%          94.6%
         Office                    95.7%              95.1%          96.1%
         Industrial/R&D            94.7%              92.4%          91.7%

     Same Property:
         Overall Portfolio         95.6%              94.2%          94.6%
         Office                    96.1%              95.6%          96.2%
         Industrial/R&D            94.6%              91.6%          91.6%






           The New York Tri-State Area's Leading Real Estate Company

Slide 3

o  Core Same Property NOI (before termination fees):

                                             Net of Minority Interests
                          Consolidated           in Joint Ventures
                        ----------------     -------------------------
                        4Q02        2002        4Q02          2002
                        ----        ----        ----          ----
        Cash            8.3%        7.7%        3.9%          3.9%
        GAAP            3.0%        0.7%        2.0%         (0.3%)


o  Rent performance on renewal and replacement space:

                             Office               Industrial/R&D
                        ----------------        ------------------
                        4Q02        2002        4Q02          2002
                        ----        ----        ----          ----
        Cash            5.8%         9.2%      (8.3%)         1.1%
        GAAP            9.5%        13.8%      11.9%         14.4%

o Executed 255 leases encompassing 2.8 million square feet during 2002 and 63 leases encompassing 699,328 square feet during the fourth quarter of 2002.

o Subsequent to year end, WorldCom/MCI announced the rejection of 191,972 square feet of leases totaling approximately $5.3 million of annual GAAP revenues.

o Closed on the refinancing of the Company's unsecured revolving credit facility, scheduled to mature in September of 2003, with a group of 14 banks. The facility bears interest at LIBOR plus a spread of 90 basis points, representing a reduction of 15 basis points from the previous facility.


           The New York Tri-State Area's Leading Real Estate Company

o  Reached an agreement with an affiliate of First Data Corp. that provides for:

   -  The sale of a 19.3 acre parcel of land in Melville, Long Island

   -  The build-to-suit construction of a 195,000 square foot office building

   -  Aggregate consideration of approximately $47 million

   -  Ground breaking scheduled for Spring of 2003

Slide 4

PORTFOLIO COMPOSITION

Net Operating Income (a)

[GRAPHIC OMITTED]

Long Island                33%
New York City              31%
Westchester/Connecticut    23%
New Jersey                 13%

Portfolio Stats
---------------
o  20.3 Million Square Feet
     Office           13.6 million Sq. Ft.
     Industial         6.7 million Sq. Ft.

o  178 Properties

o  1,200 Leases with an Average Lease Size of:
     Office           13,000 Sq. Ft.
     Industrial       27,000 Sq. Ft.

o  Five Integrated Operating Divisions

o  NOI:
     Office          85%
     Industrial      15%

o  Occupancy:
     Office        95.7%
     Industrial    94.7%

(a) PRO FORMA FOR PRO RATA SHARE OF CONSOLIDATED AND UNCONSOLIDATED JOINT VENTURES AND EXCLUDES ONE ORLANDO CENTRE, FL



           The New York Tri-State Area's Leading Real Estate Company

Slide 5

TENANT DIVERSIFICATION
TOTAL PORTFOLIO(A)

1,023 Tenants Representing a Diverse Industry Base
--------------------------------------------------

[GRAPHIC OMITTED]

Accounting                            1%
Advertising                           1%
Commercial Banking                    5%
Consumer Products                    14%
Defense/Electronics                   2%
Financial Services                   13%
Government                            2%
Healthcare                            4%
Hospitality                           1%
Insurance                             8%
Legal Services                       11%
Manufacturing                         3%
Media/Entertainment                   6%
Other Professional Services           4%
Pharmaceuticals                       4%
Real Estate                           4%
Research/Consulting                   3%
Retail/Wholesale                      2%
Technology                            4%
Telecom                               7%
Transportation                        1%


TOP 25 TENANTS
--------------
Debevoise & Plimpton           3.3%
American Express               2.0%
WorldCom/MCI                   1.8%
Bell Atlantic                  1.6%
Schulte Roth & Zabel           1.4%
HQ Global                      1.2%
T.D. Waterhouse                1.1%
United Distillers              1.1%
Banque Nationale De Paris      0.9%
Kramer Levin Nessen Kamin      0.9%
Prudential                     0.9%
P.R. Newswire Associates       0.8%
Vytra Healthcare               0.8%
D.E. Shaw                      0.7%
Draft Worldwide Inc.           0.7%
EMI Entertainment World        0.7%
Estee Lauder                   0.7%
Heller Ehrman White            0.7%
Hoffmann-La Roche Inc.         0.7%
Laboratory Corp of America     0.7%
Lockheed Martin Corp.          0.7%
Practicing Law Institute       0.7%
State Farm                     0.7%
Radianz (Reuters)              0.6%
Towers Perrin Foster           0.6%

(a) ANNUALIZED BASE RENTAL REVENUE ADJUSTED FOR PRO RATA SHARE OF JOINT VENTURE INTERESTS AND TO REFLECT WORLDCOM/MCI LEASES REJECTED TO DATE. TOP 25 TENANTS RANKED BY PRO RATA SHARE OF ANNUALIZED BASE RENTAL REVENUE.


           The New York Tri-State Area's Leading Real Estate Company

Slide 6

MARKET TRENDS

o   Markets continue to be extremely competitive - "Tenants' Market"
    -    Fighting to gain market share and maintain occupancy
    - Shadow space continues to cloud the market particularly as it relates to the financial services sector

o   Leasing costs remain elevated
    - Generally tenants do not want to outlay capital dollars - landlords are being forced to bear costs
    - Brokers actively soliciting tenants - reducing chance of tenant renewals

o   Leasing velocity remains erratic and varies market to market
    - Tenants are cautious about making leasing decisions in this uncertain environment
    -    Tenants in market with larger requirements for '04 and '05

o   Tenant stability remains a concern

o   Tri-State strategy provides significant advantages
    -    Regional decentralization activity strong
    -    Lack of new supply keeps markets in check

o Reckson markets continue to be some of the best performing markets in the country and Reckson continues to outperform in its markets



           The New York Tri-State Area's Leading Real Estate Company

Slide 7

OFFICE MARKET OVERVIEW
At 95.0% Occupied Continue to Outperform Market
[Graphics omitted]

LONG ISLAND             2Q00     4Q00    2Q01     4Q01     2Q02    4Q02
                        ----     ----    ----     ----     ----    ----
RA Portfolio Vacancy    4.8%     6.3%     7.7%     7.7%     5.6%    5.6%
Overall Vacancy         5.8%     8.4%    10.4%    11.9%    13.0%   12.5%
Direct Vacancy          3.6%     8.2%     6.5%     8.2%     8.5%    8.1%

WESTCHESTER             2Q00     4Q00    2Q01     4Q01     2Q02    4Q02
                        ----     ----    ----     ----     ----    ----
RA Portfolio Vacancy    7.6%     4.0%     4.7%     4.9%     6.5%    5.7%
Overall Vacancy        15.1%    12.0%    13.7%    20.5%    19.7%   18.9%
Direct Vacancy         13.8%    10.7%    11.6%    16.3%    14.2%   15.3%

S. CONNECTICUT          2Q00     4Q00    2Q01     4Q01     2Q02    4Q02
                        ----     ----    ----     ----     ----    ----
RA Portfolio Vacancy    1.9%     7.2%     9.4%     8.8%     5.1%    2.3%
Overall Vacancy         2.6%     8.1%    12.4%    13.6%    19.0%   17.3%
Direct Vacancy          6.3%     4.4%     3.9%     5.6%    10.9%    8.8%

N. NEW JERSEY           2Q00     4Q00    2Q01     4Q01     2Q02    4Q02
                        ----     ----    ----     ----     ----    ----
RA Portfolio Vacancy    8.4%     6.5%     6.2%     8.1%     5.2%    4.2%
Overall Vacancy         9.4%     9.9%    11.1%    13.4%    13.7%   17.8%
Direct Vacancy          3.4%     1.3%     7.3%     9.6%     7.7%   10.2%

SOURCE: CUSHMAN & WAKEFIELD CLASS A OFFICE STATISTICS



           The New York Tri-State Area's Leading Real Estate Company

Slide 8

OFFICE MARKET OVERVIEW
At 97.8% Occupied Continue to Outperform Market
[Graphics omitted]

FINANCIAL EAST          2Q00     4Q00    2Q01     4Q01     2Q02    4Q02
                        ----     ----    ----     ----     ----    ----
RA Portfolio Vacancy    8.3%     0.7%    1.0%     3.8%      3.2%    0.0%
Overall Vacancy         2.3%     2.1%    6.6%     7.0%     14.1%   16.1%
Direct Vacancy          1.6%     1.4%    3.4%     2.3%      9.1%    9.3%

MIDTOWN EAST            2Q00     4Q00    2Q01     4Q01     2Q02    4Q02
                        ----     ----    ----     ----     ----    ----
RA Portfolio Vacancy    5.5%     2.1%    2.6%     0.5%      0.0%    0.0%
Overall Vacancy         3.9%     2.6%    4.5%     8.9%     10.3%   12.5%
Direct Vacancy          3.1%     1.9%    2.5%     3.1%      4.7%    5.7%

MIDTOWN WEST            2Q00     4Q00    2Q01     4Q01     2Q02    4Q02
                        ----     ----    ----     ----     ----    ----
RA Portfolio Vacancy    0.0%     3.0%    2.1%     5.6%      4.0%    3.0%
Overall vacancy         2.7%     2.7%    4.4%     6.2%      6.3%    8.3%
Direct Vacancy          2.4%     2.4%    2.7%     4.0%      3.5%    5.8%

6TH AVE./ROCK. CNTR.    2Q00     4Q00    2Q01     4Q01     2Q02    4Q02
                        ----     ----    ----     ----     ----    ----
RA Portfolio Vacancy    5.6%     7.2%    6.5%     3.7%      3.5%    8.1%
Overall Vacancy         1.2%     1.2%    3.3%     4.3%      7.0%    9.0%
Direct Vacancy          0.6%     0.9%    1.5%     2.7%      3.5%    3.3%

SOURCE: CUSHMAN & WAKEFIELD CLASS A OFFICE STATISTICS



           The New York Tri-State Area's Leading Real Estate Company

Slide 9

PORTFOLIO PERFORMANCE
Core Same Property NOI Performance

TOTAL PORTFOLIO (a)(b)(c)
-------------------------
[Graphic omitted]

                  Three Months      Twelve Months
                  ------------      -------------
Cash NOI             8.3%               7.7%
GAAP NOI             3.0%               0.7%



                               CASH RECONCILIATION
                               -------------------

                                  (in thousands)      (in thousands)
                                   THREE MONTHS       TWELVE MONTHS
REVENUE                            ------------       -------------
-------
Free Rent Burn Off                    $5,200             $17,700
Built-in Rent Increase                 2,200               9,500
Same Space Rent Increase                 800               3,400
Escalation Increase                      800               3,300
NYC Incremental Revenue                   --               4,200
Weighted Average Occupancy Decrease     (100)             (2,500)
Bad Debt (Increase)/Decrease             200              (2,900)
                                      ------             -------
   Total                              $9,100     8.5%    $32,700    7.7%
                                      ======             =======
EXPENSES
--------
Operating Expenses                    $1,000             $ 6,000
Real Estate Taxes                      2,500               6,000
                                      ------             -------
   Total                              $3,500     8.7%    $12,000    7.7%
                                      ======             =======

                                      ------             -------
NOI                                   $5,600     8.3%    $20,700    7.7%
                                      ======             =======

(a) EXCLUDES TERMINATION FEES
(b) INCLUDING ONE ORLANDO CENTRE, FL, THREE MONTH SAME PROPERTY NOI PERFORMANCE WOULD BE 7.7% (CASH) AND 2.6% (GAAP) AND TWELVE MONTH SAME PROPERTY NOI PERFORMANCE WOULD BE 7.2% (CASH) AND 0.4% (GAAP)
(c) NET OF MINORITY INTERESTS IN JOINT VENTURES, THREE MONTH CORE SAME PROPERTY NOI PERFORMANCE WOULD BE 3.9% (CASH) AND 2.0% (GAAP) AND TWELVE MONTH CORE SAME PROPERTY NOI PERFORMANCE WOULD BE 3.9% (CASH) AND (.3%) (GAAP)



           The New York Tri-State Area's Leading Real Estate Company

Slide 10

PORTFOLIO PERFORMANCE
Fourth Quarter 2002

[Graphics omitted]

AVERAGE RENT PERFORMANCE ON RENEWAL & REPLACEMENT SPACE(a)

Office Rent Growth
  Prior Leases               $25.90
  New Leases                 $28.37
  Growth                        9.5%

Industrial/R&D Rent Growth
  Prior Leases                $5.99
  New Leases                  $6.70
  Growth                       11.9%

      o Fourth Quarter Cash Increase of 5.8% for Office and a decrease of
                           (8.3%) for Industrial/R&D
     o Year End Cash Increase of 9.2% for Office and 1.1% for Industrial/R&D
    o Year End GAAP Increase of 13.8% for Office and 14.4% for Industrial/R&D
   o Renewed 45% of Expiring Square Footage During the Fourth Quarter and 60%
                                During the Year

(a) REPRESENTS LEASES EXECUTED DURING THE THIRD QUARTER



           The New York Tri-State Area's Leading Real Estate Company

Slide 11

DISTRIBUTION OF LEASING ACTIVITY

                            Fourth Quarter 2002              Annual 2002
                        --------------------------   ---------------------------
                                     Percent of                    Percent of
                        Sq. Ft.   Leasing Activity   Sq. Ft.    Leasing Activity
                        -------   ----------------   -------    ----------------
New Leases              440,456          63%        1,589,004        57%
Renewals at Expiration  145,602          21%          781,961        28%
Early Renewals           74,342          11%          235,919         9%
Net Expansions           38,928           5%          172,399         6%
                        -------         ----        ---------       ----
Total                   699,328         100%        2,779,283       100%
                        =======         ====        =========       ====

% of Total Portfolio       3.4%                          13.7%


           The New York Tri-State Area's Leading Real Estate Company

Slide 12

OFFICE LEASING TRENDS

[Graphics Omitted]
                       1Q01   2Q01    3Q01    4Q01    1Q02    2Q02   3Q02   4Q02
                       ----   ----    ----    ----    ----    ----   ----   ----
Average Rent
Performance on
Renewal & Replacement  22.9%  23.2%   21.7%   16.3%   22.8%   19.4%  11.1%  9.5%
Space
---------------------

Effective Rent Spread   6.6%   8.3%    7.3%    6.0%    8.2%    7.9%  13.6%  9.2%
---------------------

Office Leasing
Activity                361    403     497     410     472     287    612    369
--------------
(SF in thousands)

Average Lease Term      5.9    6.0     4.1     5.7     6.3     6.1    8.4    5.1
------------------
(Years)

NOTE: 3Q02 NUMBERS INCLUDE FUJI AND RELATED TRANSACTIONS ENCOMPASSING 239,000
      SQUARE FEET



           The New York Tri-State Area's Leading Real Estate Company

Slide 13

LEASE EXPIRATIONS
8.1% of Total Portfolio GAAP Revenue Expiring 2003 (a)

Pro Forma for Anticipated WorldCom/MCI Lease Terminations

[Graphic omitted]



OFFICE                                2003        2004     2005     2006     2007
------                                ----        ----     ----     ----     ----
(in thousands)
Square Feet Expiring                 1,065       1,013    1,805   1,647    1,255
                                     1,361 (a)
% of Total Office Portfolio            7.9%        7.5%    13.3%    12.2%    9.3%
                                      10.0%(a)


[Graphic omitted]

INDUSTRIAL/R&D                        2003     2004     2005     2006    2007
--------------                        ----     ----     ----     ----    ----
(in thousands)
Square Feet Expiring                   469      610      655    1,002     364
% of Total Industrial/R&D Portfolio    7.0%     9.1%     9.7%    14.9%    5.4%

(a) Includes 191,972 square feet rejected by WorldCom/MCI to date plus an additional 104,000 square feet anticipated to be rejected.

           The New York Tri-State Area's Leading Real Estate Company

Slide 14

Pro Forma Office Lease Expirations (a)

1.4 Million Square Feet of Office Space to Lease in 2003


By Division:  [Graphic omitted]

Long Island
    Total Expirations - 525,527 sf
    WorldCom/MCI - 141,742 sf
    Other Expirations - 383,785 sf

New York City
    Total Expirations - 198,954 sf
    WorldCom/MCI - 34,230 sf
    Other Expirations - 164,724 sf

Connecticut
     Total Expirations - 93,783

Westchester
    Total Expirations - 258,339 sf
    WorldCom/MCI - 120,000 sf
    Other Expirations - 138,339 sf

New Jersey (b)
     Total Expirations - 284,221 sf
     American Express - 195,000 sf
     Other Expirations - 89,221 sf

By Quarter: [Graphic omitted]

1Q03 - 487,052 sf
2Q03 - 294,991 sf
3Q03 - 366,062 sf
4Q03 - 212,719 sf

(a) Includes 191,972 square feet rejected by WorldCom/MCI to date plus an additional 104,000 square feet anticipated to be rejected
(b) 101 JFK Parkway expected to commence redevelopment in 3Q03


           The New York Tri-State Area's Leading Real Estate Company

Slide 15

LEASE EXPIRATION COMPARISON
2003 and 2004 Office Portfolio
As of December 31, 2002
Expiring Rents vs. Reckson Forecast Rents
[Graphics omitted]

Total Office Portfolio -  2.1 million sq. ft. expiring

                        Cash     GAAP
                        ----     ----
Expiring               $27.46   $26.31
Forecasted (a)         $30.10   $30.66
Increase                  9.6%    16.5%

CBD Office Portfolio -  636,282 sq. ft. expiring

                        Cash     GAAP
                        ----     ----
Expiring               $29.84   $29.25
Forecasted (a)         $37.94   $38.62
Increase                 27.1%    32.0%

Suburban Office Portfolio -  1.4 million sq. ft. expiring

                        Cash     GAAP
                        ----     ----
Expiring               $26.41   $25.01
Forecasted (a)         $26.64   $27.15
Increase                  0.9%     8.6%



(a) FORWARD-LOOKING STATEMENTS BASED UPON MANAGEMENT'S ESTIMATES. ACTUAL RESULTS MAY DIFFER MATERIALLY


           The New York Tri-State Area's Leading Real Estate Company

Slide 16

OPERATING DATA

                                                (IN THOUSANDS)
                                              THREE MONTHS ENDED
                                --------------------------------------------
                                DECEMBER 31,    SEPTEMBER 30,   DECEMBER 31,
                                   2002            2002             2001
                                ------------    -------------   ------------
Property Operating Revenues (a)  $127,002        $126,447        $121,314
Property Operating Expenses        45,580          46,135          42,244
                                 --------        --------        --------
Property Operating Margin        $ 81,422        $ 80,312        $ 79,070

Margin Percentage                    64.1%           63.5%           65.2%

Marketing, General
& Administrative                 $  8,868        $  7,965        $  7,115

Other Income                     $  2,356        $  2,335        $  2,706
(excluding gain on sales
of real estate)

Tenant Receivable Reserves       $  1,740        $  1,060        $  1,097

Termination Fees                 $  2,276        $  3,227        $  2,712


           The New York Tri-State Area's Leading Real Estate Company

Slide 17

PAYOUT RATIO ANALYSIS

                                             CLASS A            CLASS A & B
                                           COMMON STOCK         COMMON STOCK

                                         THREE MONTHS ENDED   THREE MONTHS ENDED
                                         ------------------   ------------------
DILUTED CAD PAYOUT RATIOS                12/31/02   9/30/02   12/31/02   9/30/02
-------------------------                --------   -------   --------   -------
Committed non-incremental TI/LC on        118.4%     257.0%    127.7%     277.1%
signed leases and actual non-
incremental capital improvements

Committed non-incremental TI/LC on        113.2%     243.1%    122.2%     262.1%
signed leases, excluding early
renewals and including actual non-
incremental capital improvements

Actual paid or accrued for non-           142.5%     133.6%    153.8%     144.0%
incremental TI/LC and actual non-
incremental capital improvements




           The New York Tri-State Area's Leading Real Estate Company

Slide 18

NORMALIZED PAYMENT COVERAGE

o  Expect coverage shortfall for 2003 based on market conditions.

o  Factors impacting coverage recovery:
   - Reinvestment of asset sales proceeds
   - Sales of non-income producing assets for share repurchases -- land & RSVP
   - Adjustment to normalized tenant costs -- currently 20% over 5 year average
   - Normalized NOI growth

o  Expect normalization 85% - 90% CAD Payment Ratio

           The New York Tri-State Area's Leading Real Estate Company

Slide 19

CREDIT RISK
Significant Tenant Watch List

WORLDCOM/MCI

         - Voluntarily filed for Chapter 11 in July 2002
         - Previously leased approximately 527,000 square feet at 13 of the Company's properties
         - Base rent paid current on all non-rejected leases through March 2003
         - Rejected 191,972 square feet, subsequent to year end, in three locations (base rent paid current through January 2003)
         - Wrote off approximately $1.1 million of deferred rent receivable attributable to the rejected leases which had previously been reserved
         - Reserved an additional $475,000 of remaining deferred rents receivable
         - Active discussions pending - outcome remains uncertain

HQ GLOBAL WORKPLACES, INC.

         - Voluntarily filed for Chapter 11 in March 2002
         - Leases approximately 202,000 square feet at nine of the Company's properties
         - 2002 total annualized base rent is approximately $6.1 million
         - Four leases to be restructured
         - Reserved $200,000 of deferred rents receivable
         - Five leases remain unadjusted
         - Hopeful to finalize this quarter



           The New York Tri-State Area's Leading Real Estate Company

Slide 20

FINANCIAL RATIOS



                                                        (in millions except ratios)

Ratios                                              December 31, 2002    December 31, 2001
------                                              -----------------    -----------------
Total Debt (a)                                            $1,371               $1,336

Total Equity                                              $1,681               $1,916

Total Market Cap                                          $3,052               $3,252

Interest Coverage Ratio (b)                                 3.26x                3.11x

Fixed Charge Coverage Ratio (b)                             2.55x                2.44x

Debt to Total Market Cap                                    44.9%                41.1%

(a) INCLUDING PRO-RATA SHARE OF JOINT VENTURE DEBT AND NET OF MINORITY PARTNERS'
    INTERESTS SHARE OF JOINT VENTURE DEBT
(B) FOR THE THREE MONTH PERIOD ENDED DECEMBER 31



           The New York Tri-State Area's Leading Real Estate Company

Slide 21

DEBT SCHEDULE

                             (IN MILLIONS)
                            PRINCIPAL AMOUNT  WEIGHTED AVERAGE    AVERAGE TERM
DEBT SCHEDULE                  OUTSTANDING     INTEREST RATE       TO MATURITY
-------------                  -----------     -------------       -----------
Fixed Rate
  Mortgage Notes Payable      $  740.0 (a)         7.3%              9.0 yrs.
  Senior Unsecured Notes      $  500.0             7.4%              4.6 yrs.
                              --------
  Subtotal/Weighted Average   $1,240.0             7.3%              7.2 yrs.
                              ========
Floating Rate
  Corporate Unsecured         --------
   Credit Facility            $  267.0 (b)     LIBOR+90 bps
                              ========
--------------------------------------------------------------------------------

LOW FLOATING RATE DEBT LEVELS [graphic omitted]
Floating Rate              18%
Fixed Rate                 82%

LONG-TERM STAGGERED DEBT MATURITY SCHEDULE

                          2003     2004     2005     2006     2007     2008     2009     2010     2011   2012
                          ----     ----     ----     ----     ----     ----     ----     ----     ----   ----
Mortgage Debt              $0      $  3      $19     $130     $ 60      $0      $100      $28     $218    $4
Unsecured Notes                    $100                       $200              $200

(a) INCLUDES $300.5 MILLION OF DEBT RELATED TO CONSOLIDATED JOINT VENTURE PROPERTIES - THE COMPANY'S PRO RATA SHARE IS APPROXIMATELY $158.1 MILLION. THE COMPANY ALSO HAS A 60% INTEREST IN AN UNCONSOLIDATED JOINT VENTURE PROPERTY - THE COMPANY'S PRO RATA SHARE IS APPROXIMATELY $7.5 MILLION.

(b) CORPORATE UNSECURED CREDIT FACILITY MATURES IN DECEMBER 2005.



           The New York Tri-State Area's Leading Real Estate Company

Slide 22

2003 OUTLOOK

o  Remain Uncertain about the Markets
      - Geopolitical and economic uncertainty remain an issue
      - Impact of WorldCom/MCI exposure
      - Shadow space may become more visible if financial services sector remains weak
      - Do not anticipate significant office market recovery until some point in 2004

o  Investment Markets Remain Competitive
      - Hopeful that pricing will rationalize
      - Will maintain investment discipline
      - Will seek to sell non-core assets and pursue selective joint ventures to capitalize on investor appetite

o  Will Harvest Non-Income Producing Assets
      - 14 land sites encompassing 338 acres
        - Re-zonings
        - Build to Suits
      - RSVP

o  Continue to Opportunistically Repurchase Reckson Equity
      - Will do this in conjunction with dispositions so that they are leverage neutral to ensure that we maintain financial flexibility



           The New York Tri-State Area's Leading Real Estate Company

Slide 23

FORWARD-LOOKING STATEMENTS

Certain matters discussed herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of results and no assurance can be given that the expected results will be delivered. Such forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expected. Among those risks, trends and uncertainties are the general economic climate, including the conditions affecting industries in which our principal tenants compete; credit of our tenants; changes in the supply of and demand for office and industrial properties in the New York Tri-State area; changes in interest rate levels; downturns in rental rate levels in our markets and our ability to lease or re-lease space in a timely manner at current or anticipated rental rate levels; the availability of financing to us or our tenants; changes in operating costs, including utility and insurance costs; repayment of debt owed to the Company by third parties (including FrontLine Capital Group); risks associated with joint ventures; and other risks associated with the development and acquisition of properties, including risks that development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors that could impact Reckson, reference is made to Reckson's filings with the Securities and Exchange Commission. Reckson undertakes no responsibility to update or supplement information contained in this presentation.





           The New York Tri-State Area's Leading Real Estate Company

Slide 24

                        RECKSON ASSOCIATES REALTY CORP.
                              225 BROADHOLLOW ROAD
                               MELVILLE, NY 11747
                                  888.RECKSON
                                www.reckson.com